Net other operating income	12 Months Ended
Dec. 31, 2020
Net other operating income [Abstract]
Net other operating income
5.	Net other operating income

	2020 £’000	2019 £’000	2018 £’000
Profit on derecognition of leases	3,700	-
Loss on disposal of property, plant and equipment	(1,064)	-
Settlement agreement	810	-
Sub-lease income	460	185	622
Remeasurement of leases	227
Other	109	-
	4,242	185	622

During the year ended December 31,2020, the Group terminated the lease term for two leasehold properties giving rise to a profit on disposal of £3,700,000 which includes £1,400,000 received as an incentive for exiting one of the leasehold agreements.

During the year ended December 31, 2020 the management of the Group conducted an internal investigation as a result of receiving a whistleblower complaint alleging employee misconduct and other improper activities related to a kickback scheme involving an employee and two third-party vendors. After the investigation, the one remaining open contract with the third-party vendors was terminated and the Group has undertaken proceedings against the involved parties.  The Group estimated the amount in question to be in the range of £1.1 million to £1.8 million and recovered £1.8 million from the employee and third-party vendors in December 2020 of which £810,000 is reflected within other operating income.

Sub-lease income comprises income from sub-lease arrangements on operating leases on certain leasehold properties.